UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 14, 2025
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85288
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) on May 14, 2025. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2025. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1: Stockholders elected each of the following nine nominees as members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	67,934,517	5,675,307	1,905,200	13,983,175
Anita Marangoly George	74,811,375	639,052	64,597	13,983,175
Lisa A. Kro	74,467,570	985,129	62,325	13,983,175
William J. Post	64,041,217	11,224,899	248,908	13,983,175
Venkata “Murthy” Renduchintala	73,088,708	2,359,298	67,018	13,983,175
Paul H. Stebbins	59,825,403	15,439,489	250,132	13,983,175
Michael Sweeney	63,491,884	11,777,808	245,332	13,983,175
Mark R. Widmar	71,716,185	3,735,473	63,366	13,983,175
Norman L. Wright	68,833,287	6,387,549	294,188	13,983,175

Proposal No. 2: Stockholders ratified the appointment of PricewaterhouseCoopers LLP as First Solar, Inc.’s independent registered public accounting firm for the year ending December 31, 2025.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
77,973,614	11,409,597	114,988	—

Proposal No. 3: Stockholders approved an advisory resolution on the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
65,543,096	9,237,493	734,435	13,983,175

Proposal No. 4: Stockholders did not approve a stockholder proposal to adopt a special shareholder meeting improvement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
11,666,491	62,592,198	1,256,335	13,983,175

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 16, 2025	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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